Waddell & Reed
                    Advisors
                    Bond Fund

                    Annual
                    Report
                    ------------------
                    September 30, 2001

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        17     Statement of Assets and Liabilities

        18     Statement of Operations

        19     Statement of Changes in Net Assets

        20     Financial Highlights

        24     Notes to Financial Statements

        29     Independent Auditors' Report

        30     Income Tax Information

        34     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Bond Fund current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
SEPTEMBER 30, 2001
---------------------------------------------------------------------------


An interview with James C. Cusser, portfolio manager of Waddell & Reed Advisors Bond Fund

This report relates to the operation of Waddell & Reed Advisors Bond Fund for the fiscal year ended September 30, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund's Class A shares return increased 5.09 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased
11.50 percent for the fiscal year. This compares with the Salomon Brothers Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 13.06 percent for the year, and the Lipper Corporate Debt Funds A-Rated Universe Average (reflecting the performance of funds with similar investment objectives), which increased
11.51 percent for the year.

Why did the Fund lag its benchmark index during the fiscal year?
During difficult and fluctuating market conditions, the Fund sought to remain well diversified among various bond fund parameters and sought to avoid any major pitfalls. The greatest influence on the Fund's performance, we believe, came in the fiscal year's final quarter, coincident with the tragic attacks of September 11. Because of the Fund's high convexity -- or favorable price reaction to violent shifts in interest rates -- the Fund did especially well in the market turbulence of September. As interest rates fell precipitously, and the yield curve shifted dramatically, we believe that the Fund's high exposure to high credit-quality put bonds provided an added performance boost. Prior to that, the Fund lagged somewhat due to its higher credit quality. Up until the summer, when the nation appeared to slip into an economic recession, corporate bond funds with a greater exposure to non-investment-grade corporate bonds -- so-called high yield bonds -- did very well. Higher yielding bonds with a lower credit quality outperformed by merely collecting higher interest payments in an otherwise listless bond environment. By September, the high yield market began to suffer, while the higher quality bonds such as those in our portfolio, did better.

What other market conditions or events influenced the Fund's performance during the fiscal year?
An important factor in the Fund's performance, we believe, was our selection of mortgage-backed securities. After corporate bonds, U.S. government-backed mortgages represent the second-largest portion of the Fund -- generally varying between 20 percent and 33 percent of the Fund's assets. Typically, government pass-through mortgages underperform in volatile markets. However, we tend to take a little less interest income in order to receive some protection from homeowner prepayments with the mortgages we buy. Hence, we were able to keep the current income higher than other government securities, such as agency debentures, and yet not feel the full brunt of prospective mortgage prepayments during the rapid interest rate decline experienced in September.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We feel that the Fund had an average performance in a treacherous bond environment by being well diversified and avoiding any major mistakes. We did hold some high yield bonds, although perhaps not as many as peer funds. We also maintained some exposure to declining interest rates, and that exposure accelerated when rates began a sharper decline. Additionally, we held some very high quality bonds -- both corporate and governmental -- which helped when quality became a paramount concern.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Overall, we have attempted to design the Fund to do well during market turbulence, and we certainly had a turbulent year, or at least a turbulent last few weeks of the fiscal year. While we believe that short rates should continue their downward movement in the near term, long rates may rise if the market senses that the economy will be stronger in 2002. Therefore, we intend to continue to look for quality corporate bonds, but intend to remain cautious regarding the Fund's interest rate exposure.


Sincerely,

James C. Cusser
Manager
Waddell & Reed Advisors
Bond Fund

Comparison of Change in Value of $10,000 Investment
+++++ Waddell & Reed Advisors Bond Fund, Class A Shares* -- $18,371
 ..... Salomon Brothers Broad Investment Grade Index -- $20,191
===== Lipper Corporate Debt Funds A-Rated Universe Average -- $18,731

                     Waddell & Reed                        Lipper
                           Advisors        Salomon      Corporate
                               Bond       Brothers     Debt Funds
                              Fund,          Broad        A-Rated
                            Class A     Investment       Universe
                             Shares    Grade Index        Average
                             ------    -----------     ----------
12-31-91Purchase              9,425         10,000         10,000
12-31-92                     10,132         10,759         10,718
12-31-93                     11,469         11,823         11,901
12-31-94                     10,809         11,487         11,335
12-31-95                     13,025         13,618         13,526
12-31-96                     13,442         14,111         13,858
12-31-97                     14,756         15,468         15,141
12-31-98                     15,828         16,816         16,284
12-31-99                     15,656         16,676         15,868
 9-30-00                     16,476         17,859         16,797
 9-30-01                     18,371         20,191         18,731

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return+
Period              Class A     Class B     Class C     Class Y
------              ---------------------------------------------

Year Ended
  9-30-01            5.09%      6.55%       10.53%       11.83%
5 Years Ended
  9-30-01            5.85%       ---         ---          7.37%
10 Years Ended
  9-30-01            6.96%       ---         ---           ---
Since inception
  of Class++
  through 9-30-01      ---      6.08%        7.38%        7.02%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

++9-9-99 for Class B and Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF BOND FUND
----------------------------------------------------------------------
Bond Fund

GOAL
To seek a reasonable return with emphasis on preservation of capital.

STRATEGY
Invests primarily in domestic debt securities usually of investment grade.

Founded
1964

Scheduled Dividend Frequency
Monthly

Portfolio Strategy
Corporate and government bonds.
Maximum 10% of assets in non-debt securities.

Performance Summary -- Class A Shares
        Per Share Data
For the Fiscal Year Ended September 30, 2001
---------------------------------------

Dividends paid                   $0.35
                                 =====

Net asset value on
  9-30-01                        $6.33
  9-30-00                         6.01
                                ------
Change per share                 $0.32
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF BOND FUND
----------------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                     Class B
                  -----------------------     -----------------------
                      With      Without        With        Without
Period           Sales Load(B)Sales Load(C)  CDSC(D)       CDSC(E)
------            ----------   ----------   -----------    ----------
 1-year period
  ended 9-30-01     5.09%       11.50%          6.55%        10.55%
 5-year period
  ended 9-30-01     5.85%        7.11%           ---          ---
10-year period
  ended 9-30-01     6.96%        7.59%           ---          ---
Since inception
  of Class (F)       ---         ---            6.08%         7.44%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)9-9-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
1-year period
  ended 9-30-01    10.53%      11.83%
 5-year period
  ended 9-30-01      ---         7.37%
10-year period
  ended 9-30-01      ---         ---
Since inception
  of Class (D)      7.38%       7.02%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)9-9-99 for Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF BOND FUND
----------------------------------------------------------------------
Portfolio Highlights

On September 30, 2001, Waddell & Reed Advisors Bond Fund had net assets totaling $616,122,552 invested in a diversified portfolio of:

   91.62% Bonds
    8.38% Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Bond Fund, for every $100 you had invested on September 30, 2001, your Fund owned:

Bonds:
 Corporate                $46.86
 U.S. Government           39.50
 Other Government           5.26
Cash and Cash Equivalents   8.38

THE INVESTMENTS OF BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 1.90%
 Procter & Gamble Company (The),
   8.0%, 9-1-24 ..........................   $10,000   $ 11,687,300
                                                      -------------

Communication - 3.20%
 BellSouth Capital Funding Corporation,
   7.875%, 2-15-30 .......................     1,875      2,086,519
 Cox Trust II,
   7.0%, 8-16-04 .........................     2,500      2,567,250
 Deutsche Telekom International Finance B.V.,
   8.25%, 6-15-30 ........................     4,000      4,197,240
 Jones Intercable, Inc.,
   9.625%, 3-15-02 .......................     2,500      2,563,925
 Tele-Communications, Inc.,
   8.35%, 2-15-05 ........................     7,500      8,285,025
                                                      -------------
                                                         19,699,959
                                                      -------------

Depository Institutions - 7.88%
 AmSouth Bancorporation,
   6.75%, 11-1-25 ........................     6,500      6,838,520
 Banco Itau S.A.,
   10.0%, 8-15-11 (A) ....................     2,000      2,020,000
 Chevy Chase Savings Bank, F.S.B.,
   9.25%, 12-1-05 ........................     1,500      1,470,000
 Citigroup Inc.,
   5.75%, 5-10-06 ........................     2,500      2,575,675
 First Union Corporation,
   6.824%, 8-1-26 ........................     7,500      8,082,675
 ING Groep N.V.,
   5.5%, 5-11-05 (B) .....................  EUR4,000      3,780,135
 NationsBank Corporation,
   8.57%, 11-15-24 .......................   $ 5,000      5,959,000
 SouthTrust Bank of Alabama, National Association,
   7.69%, 5-15-25 ........................     9,750     10,550,085
 Sovereign Bancorp, Inc.,
   8.0%, 3-15-03 .........................     2,000      2,000,000
 Wachovia Corporation,
   6.605%, 10-1-25 .......................     5,000      5,261,300
                                                      -------------
                                                         48,537,390
                                                      -------------
                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF BOND FUND
September 30, 2001                         Principal
                                           Amount in
                                           Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services - 4.68%
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust, PG&E-1,
   6.42%, 9-25-08 ........................   $ 5,000   $  5,328,400
 Cleveland Electric Illuminating Co. (The),
   9.5%, 5-15-05 .........................     4,000      4,117,000
 Entergy Arkansas, Inc.,
   7.5%, 8-1-07 ..........................     3,750      3,829,838
 Niagara Mohawk Power Corporation,
   7.375%, 7-1-03 ........................     4,159      4,348,957
 TXU Eastern Funding Company,
   6.45%, 5-15-05 ........................     3,250      3,312,367
 Union Electric Co.,
   8.25%, 10-15-22 .......................     3,500      3,606,155
 Williams Companies, Inc. (The),
   7.125%, 9-1-11 ........................     4,250      4,324,375
                                                      -------------
                                                         28,867,092
                                                      -------------

Electronic and Other Electric Equipment - 0.54%
 HQI Transelec Chile S.A.,
   7.875%, 4-15-11 .......................     3,250      3,358,875
                                                      -------------

Food and Kindred Products - 3.21%
 Anheuser-Busch Companies, Inc.,
   7.0%, 9-1-05 ..........................     3,000      3,089,010
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................     5,500      5,798,595
 Coca-Cola FEMSA, S.A. de C.V.,
   8.95%, 11-1-06 ........................     2,500      2,625,000
 ConAgra, Inc.,
   7.125%, 10-1-26 .......................     7,750      8,261,888
                                                      -------------
                                                         19,774,493
                                                      -------------

General Merchandise Stores - 0.99%
 Fred Meyer, Inc.,
   7.45%, 3-1-08 .........................     5,750      6,084,592
                                                      -------------

Health Services - 0.71%
 HCA - The Healthcare Company,
   8.75%, 9-1-10 .........................     4,000      4,360,000
                                                      -------------
                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF BOND FUND
September 30, 2001                         Principal
                                           Amount in
CORPORATE DEBT SECURITIES (Continued)      Thousands          Value
Heavy Construction, Excluding Building - 1.26%
 Halliburton Company,
   6.75%, 2-1-27 .........................   $ 7,250   $  7,755,833
                                                      -------------

Holding and Other Investment Offices - 1.61%
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07.......................     3,500      2,948,750
 NBD Bank, National Association,
   8.25%, 11-1-24 ........................     6,000      6,970,440
                                                      -------------
                                                          9,919,190
                                                      -------------

Industrial Machinery and Equipment - 1.03%
 Coltec Industries Inc.,
   7.5%, 4-15-08 .........................     2,500      2,593,650
 International Business Machines Corporation,
   5.375%, 3-31-05 (B) ...................  EUR4,000      3,746,318
                                                      -------------
                                                          6,339,968
                                                      -------------

Insurance Carriers - 0.00%
 Reliance Group Holdings, Inc.,
   9.0%, 11-15-00 (C) ....................   $   150          6,000
                                                      -------------

Nondepository Institutions - 12.16%
 Asset Securitization Corporation,
   7.49%, 4-14-29 ........................     6,000      6,584,400
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.25%, 2-2-04 .........................     3,500      3,587,500
 CHYPS CBO 1997-1 Ltd.,
   6.72%, 1-15-10 (A) ....................     8,500      6,375,000
 Chase Manhattan - First Union Commercial
   Mortgage Trust,
   7.439%, 7-15-09 .......................     7,500      8,289,675
 Countrywide Home Loans, Inc.,
   6.5%, 8-25-29 .........................     7,400      7,587,704
 First Union National Bank Commercial Mortgage,
   7.841%, 3-15-10 .......................     7,500      8,462,400
 General Motors Acceptance Corporation:
   5.5%, 2-2-05 (B) ......................  EUR3,750      3,426,124
   6.125%, 9-15-06 .......................   $ 2,000      2,006,980
   8.875%, 6-1-10 ........................     5,500      6,187,115
 IMC Home Equity Loan Trust,
   6.9%, 1-20-22 .........................     4,229      4,323,534
                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF BOND FUND
September 30, 2001                         Principal
                                           Amount in
                                           Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions (Continued)
 Norse CBO, Ltd. and Norse CBO, Inc.,
   6.515%, 8-13-10 (A) ...................   $ 3,750   $  3,742,987
 Residential Accredit Loans, Inc.,
   7.25%, 3-25-31 ........................     7,991      8,278,161
 Residential Asset Securities Corporation,
   8.0%, 10-25-24 ........................       658        667,973
 Westinghouse Electric Corporation,
   8.875%, 6-14-14 .......................     4,500      5,378,895
                                                      -------------
                                                         74,898,448
                                                      -------------
Oil and Gas Extraction - 1.58%
 Mitchell Energy & Development Corp.,
   9.25%, 1-15-02 ........................       165        167,298
 Ocean Energy, Inc.,
   8.375%, 7-1-08 ........................     3,500      3,659,705
 Pemex Project Funding Master Trust:
   8.5%, 2-15-08 (A) .....................     4,200      4,368,000
   9.125%, 10-13-10 (A) ..................     1,500      1,560,435
                                                      -------------
                                                          9,755,438
                                                      -------------

Paper and Allied Products - 1.78%
 Canadian Pacific Forest Products Ltd.,
   9.25%, 6-15-02 ........................     4,500      4,651,875
 Champion International Corporation,
   6.4%, 2-15-26 .........................     6,100      6,314,720
                                                      -------------
                                                         10,966,595
                                                      -------------

Printing and Publishing - 1.07%
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-27 ..........................     6,500      6,609,525
                                                      -------------

Railroad Transportation - 0.83%
 CSX Corporation,
   6.95%, 5-1-27 .........................     5,000      5,091,500
                                                      -------------

Security and Commodity Brokers - 0.91%
 Salomon Inc.,
   3.65%, 2-14-02 ........................     5,000      5,622,950
                                                      -------------
                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF BOND FUND
September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Stone, Clay and Glass Products - 1.01%
 CEMEX, S.A. de C.V.,
   8.625%, 7-18-03 (A) ...................   $ 3,500   $  3,648,750
 Owens-Illinois, Inc.,
   7.15%, 5-15-05.........................     3,250      2,567,500
                                                      -------------
                                                          6,216,250
                                                      -------------

Transportation Equipment - 0.02%
 Federal-Mogul Corporation,
   0.0%, 7-1-06 (C) ......................     1,000         95,000
                                                      -------------

Transportation Services - 0.21%
 TOLLROAD INVESTMENT PARTNERSHIP
   SERIES II,
   0.0%, 2-15-09 (A) .....................     2,000      1,320,000
                                                      -------------

United States Postal Service - 0.28%
 Postal Square Limited Partnership,
   6.5%, 6-15-22 .........................     1,631      1,743,034
                                                      -------------

TOTAL CORPORATE DEBT SECURITIES - 46.86%               $288,709,432
 (Cost: $281,682,125)

OTHER GOVERNMENT SECURITIES
Canada - 4.29%
 Hydro-Quebec,
   8.05%, 7-7-24 .........................     9,000     10,626,210
 Province de Quebec:
   7.14%, 2-27-26 ........................     9,200     10,314,212
   6.29%, 3-6-26 .........................     5,000      5,511,400
                                                      -------------
                                                         26,451,822
                                                      -------------

Supranational - 0.97%
 Inter-American Development Bank,
   8.4%, 9-1-09 ..........................     5,000      5,994,250
                                                      -------------

TOTAL OTHER GOVERNMENT SECURITIES - 5.26%              $ 32,446,072
 (Cost: $28,371,079)
                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands          Value

UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 4.92%
 Federal Home Loan Mortgage Corporation,
   4.5%, 3-15-04 (B) .....................  EUR4,250      3,924,482
 Federal National Mortgage Association,
   5.5%, 2-15-06 .........................   $18,000    $18,919,620
 Federal National Mortgage Association
   Principal Strips,
   0.0%, 2-12-18 .........................     4,500      1,597,320
 Tennessee Valley Authority,
   5.88%, 4-1-36 .........................     5,500      5,837,700
                                                      -------------
Total Agency Obligations                                 30,279,122
                                                      -------------

Mortgage-Backed Obligations - 21.34%
 Federal Home Loan Mortgage Corporation Agency
   REMIC/CMO:
   6.5%, 9-25-18 .........................   $ 3,000      3,159,360
   6.25%, 1-15-21 ........................    12,000     12,566,160
   6.5%, 11-25-21 ........................     3,500      3,692,500
   6.5%, 8-15-28 .........................     1,582      1,629,270
   7.5%, 3-15-29 .........................     4,000      4,220,000
   7.5%, 9-15-29 .........................     1,742      1,934,091
 Federal Home Loan Mortgage Corporation
   Non-Agency REMIC/CMO,
   6.5%, 11-15-29 ........................    10,000     10,150,000
 Federal Home Loan Mortgage Corporation
   Participation Certificates:
   9.0%, 6-1-27 ..........................     5,213      5,598,463
   6.5%, 10-15-29 ........................     8,500      8,651,385
   7.0%, 5-1-31 ..........................     7,705      7,975,108
 Federal National Mortgage Association Agency
   REMIC/CMO:
   6.0%, 3-25-14 .........................     6,500      6,692,920
   6.5%, 8-25-21 .........................     2,500      2,611,700
 Federal National Mortgage Association Pass-
   Through Certificates:
   8.25%, 11-1-04 ........................     1,768      1,778,007
   6.09%, 4-1-09 .........................     4,374      4,563,339
   7.0%, 6-1-24 ..........................     4,712      4,872,341
   6.0%, 12-1-28 .........................     5,678      5,658,639
   6.5%, 1-1-30 ..........................     5,894      5,991,165
   6.5%, 7-1-30 ..........................     6,296      6,400,408

                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands          Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations (Continued)
 Government National Mortgage Association Pass-
   Through Certificates:
   8.0%, 11-15-17 ........................   $ 5,267  $   5,674,381
   7.5%, 7-15-23 .........................     1,952      2,037,860
   7.5%, 12-15-23 ........................     2,289      2,390,295
   8.0%, 9-15-25 .........................     2,974      3,128,322
   7.0%, 7-20-27 .........................       191        197,358
   7.0%, 9-20-27 .........................     2,968      3,071,697
   7.5%, 7-15-29 .........................     2,761      2,882,832
   7.75%, 10-15-31 .......................     1,937      2,110,009
 United States Department of Veterans Affairs,
   Guaranteed Remic Pass-Through Certificates,
   Vendee Mortgage Trust:
   2000-1 Class 2-C,
   7.25%, 11-15-21 .......................     2,250      2,439,833
   2000-2 Class 2-D,
   7.5%, 9-15-26 .........................     4,500      4,931,685
   2001-2 Class 1-D,
   6.75%, 9-15-19 ........................     4,250      4,486,385
                                                      -------------

Total Mortgage-Backed Obligations                       131,495,513
                                                      -------------


Treasury Obligations - 13.24%
 U.S. Treasury Bonds:
   11.25%, 2-15-15 .......................    10,250     16,371,198
   6.0%, 2-15-26 .........................     6,000      6,407,820
   6.125%, 11-15-27 ......................     7,250      7,884,375
 U.S. Treasury Notes:
   7.5%, 2-15-05 .........................    10,000     11,257,800
   6.5%, 8-15-05 .........................    15,000     16,523,400
   7.0%, 7-15-06 .........................     7,000      7,925,330
   5.625%, 5-15-08 .......................     3,000      3,226,410
   6.5%, 2-15-10 .........................     1,500      1,701,330
   5.0%, 2-15-11 .........................    10,000     10,278,100
                                                      -------------

Total Treasury Obligations                               81,575,763
                                                      -------------

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 39.50%                                   $243,350,398
 (Cost: $232,510,628)


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF BOND FUND
September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.29%
 du Pont (E.I.) de Nemours and Company,
   2.29395%, Master Note .................   $ 1,760   $  1,760,000
                                                       ------------

 Depository Institutions - 0.81%
 Svenska Handelsbanken Inc.,
   3.5%, 10-2-01 .........................     5,000      4,999,514
                                                       ------------

 Electric, Gas and Sanitary Services - 0.81%
 PS Colorado Credit Corp.,
   3.56%, 10-11-01 .......................     5,000      4,995,056
                                                       ------------

 General Merchandise Stores - 0.81%
 Wal-Mart Stores, Inc.,
   2.15%, 10-2-01 ........................     5,000      4,999,701
                                                       ------------

 Nondepository Institutions - 2.01%
 PACCAR Financial Corp.,
   2.5363%, Master Note ..................    12,380      12,380,00
                                                       ------------

Total Commercial Paper - 4.73%                           29,134,271

Municipal Obligation - 1.62%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   3.45%, 10-1-01 ........................    10,000     10,000,000
                                                       ------------

Repurchase Agreement - 2.18%
 J.P. Morgan Securities Inc., 3.05% Repurchase
   Agreement dated 9-28-01, to be
   repurchased at $13,432,413 on 10-1-01*.    13,429     13,429,000
                                                       ------------

TOTAL SHORT-TERM SECURITIES - 8.53%                     $52,563,271
 (Cost: $52,563,271)
                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF BOND FUND
September 30, 2001

                                                              Value

TOTAL INVESTMENT SECURITIES - 100.15%                  $617,069,173
 (Cost: $595,127,103)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.15%)        (946,621)

NET ASSETS - 100.00%                                   $616,122,552


Notes to Schedule of Investments

    *Collateralized by $13,588,597 U.S. Treasury Bond, 8.125% due 8-15-19;
     market value and accrued interest aggregate $13,698,492.

(A) Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the total value of these securities amounted to $23,035,172 or 3.74% of net assets.

(B) Principal amounts are denominated in the indicated foreign currency, where applicable (EUR -- Euro).

(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
BOND FUND
September 30, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities -- at value
   (Notes 1 and 3) ...............................       $617,069
 Receivables:
   Interest ......................................          7,099
   Fund shares sold ..............................          3,995
 Prepaid insurance premium ......................              13
                                                         --------
    Total assets ................................         628,176
LIABILITIES                                              --------
 Payable for investment securities purchased.....           8,605
 Payable to Fund shareholders ...................           2,931
 Due to custodian................................             209
 Accrued service fee (Note 2) ...................              99
 Accrued transfer agency and dividend
   disbursing (Note 2) ...........................             87
 Accrued management fee (Note 2) ................              26
 Accrued distribution fee (Note 2) ..............              23
 Accrued accounting services fee (Note 2) .......               7
 Other ..........................................              66
                                                         --------
    Total liabilities ...........................          12,053
                                                         --------
      Total net assets ...........................       $616,123
NET ASSETS                                               ========
 $1.00 par value capital stock:
   Capital stock .................................       $ 97,259
   Additional paid-in capital ....................        518,498
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income             47
   Accumulated undistributed net realized
    loss on investment transactions .............         (21,634)
   Net unrealized appreciation in value of
    investments .................................          21,953
                                                         --------
    Net assets applicable to outstanding
      units of capital ...........................       $616,123
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A ........................................          $6.33
 Class B ........................................          $6.33
 Class C ........................................          $6.33
 Class Y ........................................          $6.33
Capital shares outstanding:
 Class A ........................................         92,219
 Class B ........................................          3,545
 Class C ........................................          1,064
 Class Y ........................................            431
Capital shares authorized ........................        240,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
BOND FUND
For the Fiscal Year Ended September 30, 2001
(In Thousands)

INVESTMENT INCOME
  Interest and amortization (Note 1B)............        $36,425
                                                        --------
  Expenses (Note 2):
     Investment management fee ...................         2,854
     Service fee:
       Class A ..................................          1,231
       Class B...................................             31
       Class C...................................              8
     Transfer agency and dividend disbursing:
       Class A...................................            986
       Class B...................................             37
       Class C...................................             10
     Distribution fee:
       Class A...................................             98
       Class B...................................             94
       Class C...................................             25
     Accounting services fee .....................            78
     Custodian fees ..............................            24
     Audit fees ..................................            15
     Legal fees ..................................            12
     Shareholder servicing - Class Y .............             6
     Other .......................................           133
                                                        --------
       Total expenses ...........................          5,642
                                                        --------
          Net investment income ..................        30,783
                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTES 1 AND 3)
  Realized net loss on securities ...............            (459)
  Realized net loss on foreign
     currency transactions .......................            (20)
                                                         --------
     Realized net loss on investments ............           (479)
  Unrealized appreciation in value of investments
     during the period ...........................         29,389
                                                         --------
     Net gain on investments .....................         28,910
                                                         --------
       Net increase in net assets resulting
          from operations ........................        $59,693
                                                         ========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
BOND FUND
 (In Thousands)

                                      For the    For the  For the
                                      fiscal     fiscal   fiscal
                                       year      period     year
                                       ended      ended    ended
                                      9-30-01    9-30-00 12-31-99
                                     ---------  -----------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income ........    $30,783   $22,085 $ 30,664
     Realized net loss
       on investments ............        (479)   (2,108)    (593)
     Unrealized appreciation
       (depreciation) ............      29,389     5,399  (36,307)
                                      --------  --------  --------
       Net increase (decrease) in net
          assets resulting
          from operations .........     59,693    25,376   (6,236)
                                      --------  --------  --------
  Distributions to shareholders
     from net investment income (Note 1D):*
     Class A ......................    (30,183)  (21,557) (30,472)
     Class B ......................       (600)     (158)      (9)
     Class C ......................       (156)      (28)      (1)
     Class Y ......................       (210)     (129)    (148)
                                      --------  --------  --------
                                       (31,149)  (21,872) (30,630)
                                      --------  --------  --------
  Capital share transactions (Note 5)   83,470    (4,889) (14,788)
                                      --------  --------  --------
       Total increase (decrease)       112,014    (1,385) (51,654)
NET ASSETS
  Beginning of period ............     504,109   505,494  557,148
                                      --------  --------  --------
  End of period ..................    $616,123  $504,109 $505,494
                                      ========  ========  ========
     Undistributed net investment
       income ....................         $47      $433     $237
                                           ===      ====     ====

*See "Financial Highlights" on pages 20 - 23.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                  For the  For the
                   fiscal    fiscal      For the fiscal year
                     year    period       ended December 31,
                    ended     ended --------------------------
                   9-30-01 9-30-00  1999   1998   1997   1996
                  ----------------- ----   ----   ----   ----
Net asset value,
 beginning of period $6.01  $5.97  $6.39  $6.32  $6.14  $6.34
                      ----   ----   ----   ----   ----   ----
Income (loss) from investment
 operations:
 Net investment income0.35   0.27   0.35   0.38   0.39   0.39
 Net realized and
   unrealized gain
   (loss) on
   investments .....  0.32   0.04  (0.42)  0.07   0.19  (0.20)
                      ----   ----   ----   ----   ----   ----
Total from investment
 operations .......   0.67   0.31  (0.07)  0.45   0.58   0.19
                      ----   ----   ----   ----   ----   ----
Less distributions from
net investment income(0.35) (0.27) (0.35) (0.38) (0.40) (0.39)
                      ----   ----   ----   ----   ----   ----
Net asset value,
 end of period ....  $6.33  $6.01  $5.97  $6.39  $6.32  $6.14
                     =====  =====  =====  =====  =====  =====
Total return* ......  11.50% 5.24% -1.08%  7.27%  9.77%  3.20%
Net assets, end of
 period (in
 millions) ........   $584   $493   $501   $551   $524   $519
Ratio of expenses to
 average net assets    1.01% 1.02%**0.95%  0.84%  0.77%  0.77%
Ratio of net investment
 income to average
 net assets .......    5.66% 6.00%**5.72%  5.88%  6.34%  6.34%
Portfolio turnover
 rate .............   36.46% 23.21%34.12% 33.87% 35.08% 55.74%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                   For the         For the         period
                    fiscal          fiscal           from
                      year          period        9-9-99*
                     ended           ended        through
                   9-30-01         9-30-00       12-31-99
                  ---------       ---------      -------
Net asset value,
 beginning of period $6.01          $5.97          $6.05
                      ----           ----           ----
Income (loss) from investment
 operations:
 Net investment income0.29           0.23           0.10
 Net realized and
   unrealized gain (loss)
   on investments ..  0.33           0.04          (0.08)
                      ----           ----           ----
Total from investment
 operations .......   0.62           0.27           0.02
                      ----           ----           ----
Less distributions from
net investment income(0.30)         (0.23)         (0.10)
                      ----           ----           ----
Net asset value,
 end of period ....  $6.33          $6.01          $5.97
                      ====           ====           ====
Total return ....... 10.55%          4.56%          0.30%
Net assets, end of
 period (in
 millions) ........    $22             $7             $2
Ratio of expenses to
 average net assets   1.87%          1.90%**        1.91%**
Ratio of net investment
 income to average
 net assets .......   4.74%          5.12%**        4.93%**
Portfolio turnover
 rate .............  36.46%         23.21%         34.12%**

 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BOND FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                   For the         For the         period
                    fiscal          fiscal           from
                      year          period        9-9-99*
                     ended           ended        through
                   9-30-01         9-30-00       12-31-99
                  ---------       ---------      -------
Net asset value,
 beginning of period $6.01          $5.96          $6.05
                      ----           ----           ----
Income (loss) from investment
 operations:
 Net investment income0.30           0.22           0.10
 Net realized and
   unrealized gain (loss)
   on investments ..  0.32           0.05          (0.09)
                      ----           ----           ----
Total from investment
 operations .......   0.62           0.27           0.01
                      ----           ----           ----
Less distributions from
net investment income(0.30)         (0.22)         (0.10)
                      ----           ----           ----
Net asset value,
 end of period ....  $6.33          $6.01          $5.96
                      ====           ====           ====
Total return ....... 10.53%          4.64%          0.13%
Net assets, end of
 period (in
 thousands) ....... $6,738         $1,382           $289
Ratio of expenses to
 average net assets   1.87%          1.95%**        1.98%**
Ratio of net investment
 income to average
 net assets .......   4.72%          5.07%**        4.87%**
Portfolio turnover
 rate .............  36.46%         23.21%         34.12%**

 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                   For theFor the
                    fiscal fiscal      For the fiscal year
                      year period       ended December 31,
                     ended  ended--------------------------------
                   9-30-01 9-30-00   1999   1998   1997   1996
                   ------- -------  -----  -----  -----   ----
Net asset value,
 beginning of period $6.01  $5.97  $6.39  $6.32  $6.14  $6.34
                      ----   ----   ----   ----   ----   ----
Income (loss) from investment
 operations:
 Net investment income0.38   0.28   0.40   0.39   0.42   0.40
 Net realized and
   unrealized gain (loss)
   on investments ..  0.31   0.04  (0.45)  0.07   0.17  (0.20)
                      ----   ----   ----   ----   ----   ----
Total from investment
 operations .......   0.69   0.32  (0.05)  0.46   0.59   0.20
                      ----   ----   ----   ----   ----   ----
Less distributions from
net investment income(0.37) (0.28) (0.37) (0.39) (0.41) (0.40)
                      ----   ----   ----   ----   ----   ----
Net asset value,
 end of period ....  $6.33  $6.01  $5.97  $6.39  $6.32  $6.14
                      ====   ====   ====   ====   ====   ====
Total return ....... 11.83%  5.47% -0.81%  7.54%  9.91%  3.35%
Net assets, end of
 period (in
 millions) ........     $3     $3     $2     $6     $5    $12
Ratio of expenses to
 average net assets   0.73%  0.72%* 0.69%  0.61%  0.64%  0.62%
Ratio of net investment
 income to average
 net assets .......   5.95%  6.30%* 6.00%  6.10%  6.48%  6.52%
Portfolio turnover
 rate .............  36.46% 23.21% 34.12% 33.87% 35.08% 55.74%

*Annualized.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Bond Fund (the "Fund) is one of those mutual funds and is the only fund included in these financial statements. Its investment objective is to provide a reasonable return with emphasis on preservation of capital, by investing primarily in domestic debt securities usually of investment grade bonds. Effective for the fiscal period ended September 30, 2000, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to September 30 from December 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported.
     Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Fund already amortizes premiums and discounts on debt securities; therefore management believes there will be no impact to the Fund.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 11,000
           From $   25 to $   50         $ 22,000
           From $   50 to $  100         $ 33,000
           From $  100 to $  200         $ 44,000
           From $  200 to $  350         $ 55,000
           From $  350 to $  550         $ 66,000
           From $  550 to $  750         $ 77,000
           From $  750 to $1,000         $ 93,500
                $1,000 and Over          $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,103,164. During the period ended September 30, 2001, W&R received $26,572 and $2,855 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,538,923 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $16,683, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $78,829,328, while proceeds from maturities and sales aggregated $76,519,952. Purchases of short-term securities and U.S. Government obligations aggregated $2,925,712,523 and $165,529,781, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government obligations aggregated $2,882,846,178 and $109,966,455, respectively.

For Federal income tax purposes, cost of investments owned at September 30, 2001 was $595,175,041, resulting in net unrealized appreciation of $21,894,132, of which $26,562,051 related to appreciated securities and $4,667,919 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $2,112 during the fiscal year ended September 30, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). Capital loss carryovers aggregated $21,111,957 at September 30, 2001, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $18,234,028 at September 30, 2002; $80,903 at September 30, 2003; $2,794,914 at September 30,
2008; and $2,112 at September 30, 2009.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through September 30, 2001, the Fund incurred net capital losses of $456,958 and foreign currency losses of $20,632, which have been deferred to the fiscal year ending September 30, 2002.

NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                            For the       For the       For the
                             fiscal fiscal period        fiscal
                         year ended         ended    year ended
                      September 30, September 30,  December 31,
                               2001          2000          1999
                        -----------   -----------   -----------
Shares issued from sale
 of shares:
 Class A ............      141,634        90,616        74,231
 Class B.............        2,939           900           333
 Class C.............          995           209            62
 Class Y ............          298           166           357
Shares issued from
 reinvestment of dividends:
 Class A ............        4,429         3,236         4,402
 Class B.............           93            26             1
 Class C.............           25             5           ---*
 Class Y ............           29            19            23
Shares redeemed:
 Class A ............     (135,805)      (95,812)      (80,926)
 Class B.............         (617)          (86)          (45)
 Class C.............         (186)          (32)          (14)
 Class Y ............         (425)         (107)         (917)
                             ------        ------        ------
Increase (decrease) in outstanding
 capital shares......       13,409          (860)       (2,493)
                             ======        ======        ======
Value issued from sale
 of shares:
 Class A ............     $872,905      $540,696      $455,677
 Class B.............       18,221         5,367         2,000
 Class C.............        6,162         1,247           372
 Class Y ............        1,843           993         2,207
Value issued from
 reinvestment of dividends:
 Class A ............       27,232        19,277        27,368
 Class B.............          575           157             9
 Class C.............          156            28             1
 Class Y ............          179           113           141
Value redeemed:
 Class A ............     (836,207)     (571,422)     (496,408)
 Class B.............       (3,801)         (515)         (266)
 Class C.............       (1,148)         (193)          (81)
 Class Y ............       (2,647)         (637)       (5,808)
                           --------      --------      --------
Increase (decrease) in outstanding
 capital ............      $83,470       $(4,889)     $(14,788)
                           ========      ========      ========
*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Bond Fund (the "Fund"), one of the mutual funds comprising Waddell & Reed Advisors Funds, Inc., as of September 30, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for the fiscal year then ended, the fiscal period ended September 30, 2000, and the fiscal year ended December 31, 1999, and the financial highlights for the fiscal year ended September 30, 2001, the fiscal period ended September 30, 2000 and each of the four fiscal years in the period ended December 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Bond Fund as of September 30, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets for the fiscal year then ended, the fiscal period ended September 30, 2000, and the fiscal year ended December 31, 1999, and the financial highlights for the fiscal year ended September 30, 2001, the fiscal period ended September 30, 2000 and each of the four fiscal years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Kansas City, Missouri
November 2, 2001

INCOME TAX INFORMATION
September 30, 2001

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          ---------------------------------------------------------
                    For Individuals          For Corporations
                  -------------------------------------------------------
  Record        Ordinary Long-Term               Non- Long-Term
    Date   Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------  -------- ----------------------------
                                    Class A
10-11-00  $0.0300 $0.0300   $   ---  $   ---   $0.0300   $   ---
11-15-00   0.0300  0.0300       ---      ---    0.0300       ---
12-13-00   0.0300  0.0300       ---      ---    0.0300       ---
01-10-01   0.0300  0.0300       ---      ---    0.0300       ---
02-14-01   0.0290  0.0290       ---      ---    0.0290       ---
03-14-01   0.0290  0.0290       ---      ---    0.0290       ---
04-11-01   0.0290  0.0290       ---      ---    0.0290       ---
05-09-01   0.0290  0.0290       ---      ---    0.0290       ---
06-13-01   0.0290  0.0290       ---      ---    0.0290       ---
07-11-01   0.0290  0.0290       ---      ---    0.0290       ---
08-15-01   0.0290  0.0290       ---      ---    0.0290       ---
09-19-01   0.0280  0.0280       ---      ---    0.0280       ---
           ------ -------   -------  -------   -------   -------
Total     $0.3510 $0.3510   $   ---  $   ---   $0.3510   $   ---
           ====== =======   =======  =======   =======   =======
                                    Class B
10-11-00  $0.0260 $0.0260   $   ---  $   ---   $0.0260   $   ---
11-15-00   0.0250  0.0250       ---      ---    0.0250       ---
12-13-00   0.0260  0.0260       ---      ---    0.0260       ---
01-10-01   0.0260  0.0260       ---      ---    0.0260       ---
02-14-01   0.0230  0.0230       ---      ---    0.0230       ---
03-14-01   0.0260  0.0260       ---      ---    0.0260       ---
04-11-01   0.0250  0.0250       ---      ---    0.0250       ---
05-09-01   0.0250  0.0250       ---      ---    0.0250       ---
06-13-01   0.0250  0.0250       ---      ---    0.0250       ---
07-11-01   0.0250  0.0250       ---      ---    0.0250       ---
08-15-01   0.0230  0.0230       ---      ---    0.0230       ---
09-19-01   0.0230  0.0230       ---      ---    0.0230       ---
           ------ -------   -------  -------   -------   -------
Total     $0.2980 $0.2980   $   ---  $   ---   $0.2980   $   ---
           ====== =======   =======  =======   =======   =======
                                    Class C
10-11-00  $0.0270 $0.0270   $   ---  $   ---   $0.0270   $   ---
11-15-00   0.0250  0.0250       ---      ---    0.0250       ---
12-13-00   0.0240  0.0240       ---      ---    0.0240       ---
01-10-01   0.0260  0.0260       ---      ---    0.0260       ---
02-14-01   0.0240  0.0240       ---      ---    0.0240       ---
03-14-01   0.0250  0.0250       ---      ---    0.0250       ---
04-11-01   0.0250  0.0250       ---      ---    0.0250       ---
05-09-01   0.0250  0.0250       ---      ---    0.0250       ---
06-13-01   0.0240  0.0240       ---      ---    0.0240       ---
07-11-01   0.0260  0.0260       ---      ---    0.0260       ---
08-15-01   0.0230  0.0230       ---      ---    0.0230       ---
09-19-01   0.0230  0.0230       ---      ---    0.0230       ---
           ------ -------   -------  -------   -------   -------
Total     $0.2970 $0.2970   $   ---  $   ---   $0.2970   $   ---
           ====== =======   =======  =======   =======   =======
                                    Class Y
10-11-00  $0.0310 $0.0310   $   ---  $   ---   $0.0310   $   ---
11-15-00   0.0320  0.0320       ---      ---    0.0320       ---
12-13-00   0.0310  0.0310       ---      ---    0.0310       ---
01-10-01   0.0310  0.0310       ---      ---    0.0310       ---
02-14-01   0.0310  0.0310       ---      ---    0.0310       ---
03-14-01   0.0310  0.0310       ---      ---    0.0310       ---
04-11-01   0.0300  0.0300       ---      ---    0.0300       ---
05-09-01   0.0300  0.0300       ---      ---    0.0300       ---
06-13-01   0.0310  0.0310       ---      ---    0.0310       ---
07-11-01   0.0310  0.0310       ---      ---    0.0310       ---
08-15-01   0.0300  0.0300       ---      ---    0.0300       ---
09-19-01   0.0300  0.0300       ---      ---    0.0300       ---
           ------ -------   -------  -------   -------   -------
Total     $0.3690 $0.3690   $   ---  $   ---   $0.3690   $   ---
           ====== =======   =======  =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.





To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

CORPORATION DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

SELECTED CORPORATION OFFICERS
Robert L. Hechler, President
James C. Cusser, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.







FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1020SA(9-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.